UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant To Section 13 or 15(b) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)
                               September 12, 2003

                                   WICKES INC.
                                   -----------
             (Exact Name of Registrant as Specified in its Charter)

Delaware                                1-14967              36-3554758
--------                                -------              ----------
(State or Other Jurisdiction of    (Commission File Number)  (IRS Employer
 Incorporation)                                              Identification No.)

706 N. Deerpath Drive, Vernon Hills, Illinois                60061
---------------------------------------------                ----------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code (847) 367-3400
                                                   --------------


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 Item 5.  Other Event and Required FD Disclosure
 -----------------------------------------------

          A copy of a press release issued by the Company on September 16, 2003 announcing the delisting of its common stock from The Nasdaq SmallCap Market at the opening of business on September 23, 2003 due to its failure to comply with the minimum requirements for continued listing is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
 ----------------------------------------------------------------------------

 (c)  Exhibits

 Exhibit Number                       Description
 --------------                       -----------
 99                                   Press release dated September 16, 2003

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  September 16, 2003            Wickes, Inc.

                                      /s/:James A. Hopwood
                                      --------------------
                                      James A. Hopwood
                                      Senior Vice President &
                                      Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number           Description
--------------           -----------
99                       Press release dated September 16, 2003